UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 9, 2021
Date of Report (date of earliest event reported)

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-2299		34-0117420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Applied Plaza	Cleveland	Ohio	44115
(Address of Principal Executive Offices)			(Zip Code)
(216) 426-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Senior Unsecured Credit Agreement

On December 9, 2021 (the “Closing Date”), Applied Industrial Technologies, Inc. (the “Registrant”) entered into a Credit Agreement (the “Credit Agreement”) with certain financial institutions party thereto and KeyBank National Association, as Administrative Agent for itself and the other financial institutions, providing for a $900 million senior unsecured revolving credit facility (the “Credit Facility”). The Credit Agreement provides for an uncommitted accordion feature allowing the Registrant to request increases to the borrowing commitments, or incremental term loans, under the Credit Facility in an aggregate principal amount of up to $500 million. The Credit Facility also contains sublimits for swing line loans and letters of credit. The Registrant will use the Credit Facility to (1) refinance the Registrant’s existing credit facility, and (2) provide funds for ongoing working capital and other general corporate purposes of the Registrant, which may include acquisitions.

The Credit Facility will mature on December 9, 2026. The obligations of the Registrant under the Credit Agreement have been guaranteed by certain of the Registrant’s U.S. and foreign subsidiaries. The Credit Facility also provides procedures for the succession from the London Interbank Offered Rate (“LIBOR”) to an alternative benchmark reference rate.

Loans under the Credit Agreement will bear interest, at the Registrant’s election, at either (a) the base rate plus a margin that ranges from 0 to 55 basis points based on the Registrant’s net leverage ratio, or (b) LIBOR plus a margin that ranges from 80 to 155 basis points based on the Registrant’s net leverage ratio.

The Credit Agreement contains customary covenants, including but not limited to, limitations on the Registrant’s ability and, in certain instances, the Registrant’s subsidiaries’ ability, to incur indebtedness, incur liens, make acquisitions and investments or sell or transfer assets and stock. Additionally, the Registrant may not permit its interest coverage ratio to be less than 3.0 to 1.0 or its net leverage ratio to exceed 3.75 to 1.0 on the Closing Date and thereafter. However, upon notification to the Administrative Agent, the applicable maximum permissible net leverage ratio level can be increased to 4.25 to 1.0 in connection with certain material acquisitions.

Upon the occurrence of an event of default, the Registrant’s obligations under the Credit Agreement may be accelerated. Such events of default include payment defaults to lenders under the Credit Agreement, covenant defaults, certain ERISA defaults, change of control and other customary defaults.

The lenders under the Credit Agreement and their affiliates have engaged and may engage in commercial and investment banking transactions with the Registrant in the ordinary course of business, and also provide or have provided advisory and financial services to the Registrant.

The above description of the Credit Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Amendment to Private Shelf Agreement

On December 9, 2021, the Registrant and certain of its subsidiaries entered into an Amendment No. 2 to that certain Amended and Restated Note Purchase and Private Shelf Agreement (the “Private Shelf Amendment”), dated as of October 30, 2019 (as so amended, the “Private Shelf Agreement”), with PGIM, Inc. and certain of its affiliates (collectively, “Prudential”). The Private Shelf Agreement and documents related thereto contain the terms that govern and apply to the Registrant’s $40 million in 3.19% Series C Notes, $25 million in 3.21% Series D Notes and $25 million in 3.08% Series E Notes (collectively, the “Shelf Notes”) issued by the Registrant thereunder and currently outstanding. In connection with Registrant’s entry into the Credit Agreement, the Shelf Amendment modifies the leverage ratio and certain other covenants, thresholds, defaults and other provisions of the Private Shelf Agreement to more closely match the similar covenants in the Credit Agreement. As under the Credit Agreement, the Registrant may not under the amended Private Shelf Agreement permit its net leverage ratio to exceed 3.75 to 1.0. However, upon notification to the noteholders, the applicable maximum permissible net leverage ratio level can be increased to 4.25 to 1.0 in connection with certain material acquisitions.

The above description of the Private Shelf Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Private Shelf Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The Credit Agreement replaces Registrant’s prior $1.03 billion credit agreement dated as of January 31, 2018, among the Registrant, KeyBank National Association as Administrative Agent, and various financial institutions. The 2018 credit agreement was filed as Exhibit 10.1 to the Registrant’s Form 8-K dated January 31, 2018.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1	Credit Agreement dated as of December 9, 2021, among Applied Industrial Technologies, Inc., KeyBank National Association as Agent, and various financial institutions.

10.2	Amendment No. 2 to Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 9, 2021, between Applied and PGIM, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: December 14, 2021